UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2006

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ZOOM TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State of Other Jurisdiction of Incorporation)

0-18672	51-0448969
(Commission File Number)	(I.R.S. Employer Identification No.)

207 South Street, Boston, Massachusetts 02111
(Address of Principal Executive Offices) (Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May, 1 2006, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

LIMITATION ON INCORPORATION BY REFERENCE. The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release dated May 1, 2006 of Zoom Technologies, Inc. (the "Company") announcing its financial results for the first quarter ended March 31, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2006	ZOOM TECHNOLOGIES, INC.

	By:	/s/ Robert A. Crist
Robert A. Crist, Chief Financial Officer